UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-06707

			   Narragansett Insured Tax-Free Income Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	6/30

				Date of reporting period:	06/30/08
						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


ANNUAL
REPORT

JUNE 30, 2008

                          A TAX-FREE INCOME INVESTMENT

               [LOGO OF NARRANGANSETT INSURED TAX-FREE INCOME FUND:
              RECTANGLE WITH PROFILE VIEW OF A SAILBOAT ON TOP OF
                    WAVES AND THREE SEAGULLS FLYING ABOVE IT]

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]           AQUILA GROUP OF FUNDS (R)

[LOGO OF NARRANGANSETT INSURED TAX-FREE INCOME FUND:
RECTANGLE WITH PROFILE VIEW OF A SAILBOAT ON TOP OF
WAVES AND THREE SEAGULLS FLYING ABOVE IT]

              SERVING RHODE ISLAND INVESTORS FOR MORE THAN 15 YEARS

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

                            "A MORE PREDICTABLE RIDE"

                                                                    August, 2008

Dear Fellow Shareholder:

      If you've read any of our previous shareholder communications, you know that we try to skip the financial jargon and speak in terms with which we believe the average person can relate and understand.

      The recent movements in the stock market got us to thinking about how risk tolerance mirrors choosing rides at an amusement park.

      In our younger days, we always enjoyed the thrill of roller coasters. If you're like us, you can vividly remember holding your breath with anticipation as you climbed and climbed to the top, never knowing just when you would finally get there. Then, just as you began to relax, the roller coaster would begin its decline. The ride to the bottom seemed like it would never end as you laughed, screamed, and implored the heavens to let you make it through alive.

      Much of what has transpired in the stock market over the last year or so has reminded us of our younger roller coaster riding days. Of course, the ride to the "top" of the market is always exhilarating. But, as we've matured, we've come to realize that roller coasters have lost some of their allure.

      We no longer find adrenaline-pumping adventures so attractive. While you can be brought to dizzying heights, some dramatic lows are also inevitable. For those of us who don't have the stomach for this type of volatility, especially with our investment money, a more stable alternative may be the ticket.

      We like to think of investing in a tax-free municipal bond fund, such as Narragansett Insured Tax-Free Income Fund, as more like riding the swings at a county fair. There is definitely some up and down movement, but you usually don't go quite that far. In general, you know what to expect next and the ride is fairly pleasant. Of course, we believe that there is a place in everyone's life for roller coasters. But, as one matures, it might be prudent to have the more stable predictable swings begin to play a larger role. After all, what good are highs if they are often followed by lows?

                         NOT A PART OF THE ANNUAL REPORT

      Of course, we believe that there is a place in everyone's life for roller coasters. But, as one matures, it might be prudent to have the more stable predictable swings begin to play a larger role. After all, what good are highs if they are often followed by lows?

                                   Sincerely,

                                [PHOTO OMITTED]

/s/ Lacy B. Herrmann                            /s/ Diana P. Herrmann

Lacy B. Herrmann                                Diana P. Herrmann
Founder and Chairman Emeritus                   President

                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF NARRANGANSETT INSURED TAX-FREE INCOME FUND:
RECTANGLE WITH PROFILE VIEW OF A SAILBOAT ON TOP OF
WAVES AND THREE SEAGULLS FLYING ABOVE IT]

              SERVING RHODE ISLAND INVESTORS FOR MORE THAN 15 YEARS

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      Narragansett Insured Tax-Free Income Fund (the "Fund") seeks to provide the highest level of double tax-free income possible while staying within the self-imposed quality restraints. As an extra measure of credit protection to shareholders, all securities owned by the Fund are insured to provide for the timely payment of principal and interest when due. A maximum average maturity profile of less than 12 years has been and, we expect, will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return with relative stability for the Fund's share price. At the June 30, 2008 fiscal year end, the portfolio had an average maturity of 8.1 years.

      Equity markets have performed poorly for the first half of 2008 as all major U.S. equity markets are feeling the fallout from the housing market and overburdened consumer. As of June 30, 2008 the S&P 500, Dow Jones Industrials, and NASDAQ indices were down approximately 12%, 13%, and 13%, respectively. International stock markets have not fared much better than U.S. markets as Europe, China, and Japan have shown corrections equal to or worse than the U.S. The latest economic data shows that the economy is on the brink of recession as the housing market slump continues to filter through the economy. The latest jobs data shows that unemployment has risen to 5.5% and job growth continues to stagnate over the past year. Increasing inflation is a concern to all, but consumers are feeling it most in higher gasoline and food prices. However, should the U.S. economy fall into a recession, it is believed that the resultant decrease in demand would keep inflation in check.

      We don't think the second half of the year will be much better as the financial markets are still in a state of flux. With the Presidential election only a few short months away, one can only hope that the markets will stabilize and we will see a post-election rally as has historically been the case.

      Even though the Federal Reserve (the "Fed") has brought the Federal Funds target rate down to 2.00%, the Fed has made it a point that inflation is a major concern and that monetary policy is ready to move toward a less accommodating stance. The markets have moved in sympathy with the yield curve, steepening in anticipation of higher inflation. If you leave out food and energy, consumer inflation numbers look reasonable. Producer prices look ominous but that has yet to translate into sharply higher consumer prices. While the Fed appears to be jawboning the policy tightening theme, U.S. Treasuries are beginning to digest the latest market data that predicts a more protracted economic downturn.

      Further competition from foreign markets has also had an impact on U.S. Treasury yields. Recent rate hikes by the European Central Bank and others have begun to bring world rates more in line with the U.S. This has started some reallocation of bond purchases to other markets outside of the U.S. This means that there is now more competition for capital, and Treasury rates should adjust when fixed income investors make their allocations.

      The U.S. Supreme Court's decision earlier this year in favor of the Commonwealth of Kentucky (see footnote 10a of this annual report) has solidified the importance and need of single-state municipal bond funds, particularly in those states that have high income taxes. The preferential treatment given to residents by exempting income earned on in-state municipal bonds keeps the current tax advantage intact.

      Performance for the Class A Shares of the Fund for the full year ending June 30, 2008 was 4.00%. This was considerably below the over 10% return of U.S. Treasury securities which were favored due to a flight to quality. For the same time period, returns for the Dow, S&P 500, and NASDAQ were all negative at 13.3%, 13.1%, and 11.2% respectively. The Fund's returns fared better in the first half of the fiscal year as the Federal Reserve changed its policy stance to become more accommodative in the wake of the faltering housing market.

      During the first quarter of 2008, the municipal bond market experienced market volatility that had not been seen in decades. With the auction-rate securities market becoming illiquid and investors unable to have immediate access to funds, the U.S. Treasury and Federal Reserve provided much needed liquidity to the banks and brokerage houses to provide an orderly liquidation of this market. Additionally, concerns surrounding the municipal bond insurers and subsequent credit downgrades added concern to an already fragile market. As credit downgrades continue, newer and more well capitalized insurers have taken advantage to provide additional credit assurance to municipal issuers. We fully expect there to be consolidation and rationalization within this industry to ensure proper allocation of resources. As has always been the case, we believe it is most important to look at the underlying rating(s) when buying bonds for the portfolio. Insurance is a secondary factor that can provide additional liquidity and safety to ensure timely payment of interest and the ultimate payment of principal. Your locally-based portfolio managers, have never relied solely on insurance and they know the city, town, or project that they are buying. This should be of additional comfort to you, our shareholder, particularly during these uncertain times.

      Given the current Federal and Rhode Island income tax rates, we believe Narragansett Insured Tax-Free Income Fund presently produces an attractive yield for Rhode Island residents when compared to taxable fixed-income securities.

      Management believes that having available to the Fund a locally-based investment manager, with extensive knowledge and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

      The Fund's investment Sub-Adviser intends to continue to oversee the portfolio with a strong emphasis on achieving a balance between share price stability, acceptable double tax-free income return, and the highest standards of credit quality.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Narragansett Insured Tax-Free Income Fund for the 10-year period ended June 30, 2008 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                                     NITFIF                NITFIF               Lehman Brothers
                  Cost of      Fund Class A Shares   Fund Class A Shares     Quality Intermediate
                Living Index     no sales charge      with sales charge      Municipal Bond Index
6/98               10,000            10,000                 9,600                   10,000
6/99               10,196            10,136                 9,727                   10,303
6/00               10,577            10,396                 9,976                   10,718
6/01               10,920            11,409                10,949                   11,665
6/02               11,037            12,088                11,601                   12,477
6/03               11,270            13,192                12,660                   13,452
6/04               11,638            13,057                12,531                   13,499
6/05               11,933            14,001                13,436                   14,226
6/06               12,448            13,900                13,340                   14,274
6/07               12,782            14,470                13,886                   14,871
6/08               13,424            15,085                14,477                   15,675

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                                      FOR PERIODS ENDED JUNE 30, 2008
                                                                  ---------------------------------------
                                                                                                  SINCE
                                                                  1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                                  ------   -------   --------   ---------
Class A (commenced operations on 9/10/92)
  With Sales Charge .........................................     (0.14)%    1.97%     3.77%      4.90%
  Without Sales Charge ......................................      4.00      2.81      4.20       5.17
Class C (commenced operations on 5/01/96)
  With CDSC .................................................      2.09      1.94      3.30       3.86
  Without CDSC ..............................................      3.12      1.94      3.30       3.86
Class Y (commenced operations on 5/01/96)
  No Sales Charge ...........................................      4.16      2.96      4.34       5.01
Class I (commenced operations on 11/04/98)
  No Sales Charge ...........................................      3.84      2.74       n/a       4.04
Lehman Index ................................................      5.40      3.11      4.60       5.18*  (Class A)
                                                                                                  4.12** (Class C&Y)
                                                                                                  4.41+  (Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

*     From commencement of operations on 9/10/92.
**    From commencement of operations on 5/01/96.
+     From commencement of operations on 11/04/98.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Narragansett Insured Tax-Free Income Fund as of June 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended June 30, 2005 have been audited by other auditors, whose report dated August 12, 2005 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2008

--------------------------------------------------------------------------------

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2008

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        GENERAL OBLIGATION BONDS (45.4%)                            OR FITCH         VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  Coventry, Rhode Island
                  Coventry, Rhode Island
$      550,000    5.000%, 11/01/16 AMBAC Insured .......................     Aa3/NR/NR     $      580,223
       550,000    5.000%, 11/01/17 AMBAC Insured .......................     Aa3/NR/NR            579,513
                  Cranston, Rhode Island
       500,000    5.450%, 11/15/11 FGIC Insured (pre-refunded) .........    Baa1/A/BBB+           523,545
     1,000,000    4.250%, 04/01/18 MBIA Insured ........................    A2/AA/BBB+            990,500
     1,000,000    4.250%, 04/01/19 MBIA Insured ........................    A2/AA/BBB+            982,170
     1,000,000    4.300%, 04/01/20 MBIA Insured ........................    A2/AA/BBB+            976,500
     1,000,000    4.500%, 04/01/23 MBIA Insured ........................    A2/AA/BBB+            995,670
     2,455,000    4.625%, 07/01/25 FSA Insured* ........................    Aaa/AAA/NR          2,471,620
     1,500,000    4.500%, 04/01/26 MBIA Insured ........................    A2/AA/BBB+          1,439,625
                  Cumberland, Rhode Island
       250,000    4.000%, 02/01/14 FGIC Insured ........................     A3/A/BBB             253,443
       250,000    4.000%, 02/01/15 FGIC Insured ........................     A3/A/BBB             252,810
       500,000    5.000%, 08/01/15 MBIA Insured ........................     A2/AA/NR             511,235
       250,000    4.000%, 02/01/16 FGIC Insured ........................     A3/A/BBB             252,183
       250,000    4.100%, 02/01/17 FGIC Insured ........................     A3/A/BBB             253,012
     1,000,000    4.250%, 08/01/17 FSA Insured .........................    Aaa/AAA/AAA         1,024,980
       250,000    4.150%, 02/01/18 FGIC Insured ........................     A3/A/BBB             253,322
       600,000    4.250%, 08/01/18 FSA Insured .........................    Aaa/AAA/AAA           611,328
     1,255,000    5.000%, 10/01/18 MBIA Insured ........................     A2/AA/NR           1,286,224
     1,040,000    5.200%, 10/01/21 MBIA Insured ........................     A2/AA/NR           1,068,631
                  Lincoln, Rhode Island
     1,000,000    4.500%, 08/01/24 MBIA Insured ........................    Aa3/NR/AA-          1,010,770
     1,275,000    4.500%, 08/01/25 MBIA Insured ........................    Aa3/NR/AA-          1,275,816
     2,000,000    4.500%, 08/01/26 MBIA Insured ........................    Aa3/NR/AA-          1,990,140
                  New Shoreham, Rhode Island
       245,000    4.000%, 11/15/15 AMBAC Insured .......................     Aa3/AA/NR            247,634
       255,000    4.250%, 11/15/16 AMBAC Insured .......................     Aa3/AA/NR            259,669
       270,000    4.250%, 11/15/17 AMBAC Insured .......................     Aa3/AA/NR            274,728
       910,000    4.800%, 04/15/18 AMBAC Insured .......................     Aa3/AA/NR            940,767
       285,000    4.500%, 11/15/18 AMBAC Insured .......................     Aa3/AA/NR            292,601
     1,105,000    5.000%, 04/15/22 AMBAC Insured .......................     Aa3/AA/NR          1,141,808
                  Newport, Rhode Island
     1,000,000    4.500%, 11/01/15 AMBAC Insured .......................     Aa3/NR/NR          1,030,780
     1,000,000    4.750%, 11/01/18 AMBAC Insured .......................     Aa3/NR/NR          1,028,710
       800,000    5.000%, 11/01/20 AMBAC Insured .......................     Aa3/NR/NR            826,352

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        GENERAL OBLIGATION BONDS (CONTINUED)                        OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  North Kingstown, Rhode Island
$      500,000    3.750%, 10/01/12 FGIC Insured ........................    Aa3/AA-/BBB    $      504,475
                  North Providence, Rhode Island
       500,000    4.700%, 09/15/14 FSA Insured .........................    Aaa/AAA/AAA           516,765
       500,000    3.650%, 10/15/14 FSA Insured .........................    Aaa/AAA/NR            504,050
       500,000    3.750%, 10/15/15 FSA Insured .........................    Aaa/AAA/NR            503,080
                  Pawtucket, Rhode Island
       600,000    4.300%, 09/15/09 AMBAC Insured .......................    Aa3/NR/BBB+           611,952
       250,000    4.400%, 09/15/10 AMBAC Insured .......................    Aa3/NR/BBB+           257,928
       910,000    4.000%, 04/15/14 AMBAC Insured .......................    Aa3/NR/BBB+           916,952
                  Providence, Rhode Island
       700,000    5.500%, 01/15/11 FSA Insured .........................    Aaa/AAA/AAA           704,683
     1,000,000    5.000%, 01/15/16 FGIC Insured (pre-refunded) .........      A3/A/A            1,054,190
     1,000,000    5.000%, 01/15/17 FGIC Insured (pre-refunded) .........      A3/A/A            1,054,190
     1,000,000    5.000%, 01/15/18 FGIC Insured (pre-refunded) .........      A3/A/A            1,054,190
                  Rhode Island Consolidated Capital
                      Development Loan
     1,000,000    5.125%, 07/15/11 1998 Series A FGIC Insured
                      (pre-refunded)* ..................................     Aa3/AA/AA          1,011,040
     1,500,000    5.000%, 09/01/15 1998 Series A FGIC Insured
                      (pre-refunded) ...................................     Aa3/AA/AA          1,522,215
     1,000,000    5.000%, 09/01/14 Series A FGIC Insured
                      (pre-refunded) ...................................     Aa3/AA/AA          1,014,810
     1,500,000    4.750%, 09/01/17 Series A FGIC Insured
                      (pre-refunded) ...................................     Aa3/AA/AA          1,521,630
                  South Kingstown, Rhode Island
       500,000    5.500%, 06/15/12 FGIC Insured (pre-refunded) .........    Aa2/NR/BBB            530,860
                  State of Rhode Island
     4,000,000    5.000%, 08/01/14 Series A FGIC Insured ...............     Aa3/AA/AA          4,169,960
     2,000,000    5.000%, 08/01/12 Series B MBIA Insured ...............     Aa3/AA/AA          2,120,840
     1,000,000    5.000%, 06/01/14 Series B FGIC Insured ...............     Aa3/AA/AA          1,040,300
     2,000,000    5.000%, 08/01/15 Series B FGIC Insured ...............     Aa3/AA/AA          2,076,100
     1,000,000    5.250%, 11/01/11 Series C MBIA Insured ...............     Aa3/AA/AA          1,062,880
     2,500,000    5.000%, 09/01/18 Series C MBIA Insured ...............     Aa3/AA/AA          2,603,800

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        GENERAL OBLIGATION BONDS (CONTINUED)                        OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                        State of Rhode Island (continued)
$    2,000,000    5.000%, 09/01/19 Series C MBIA Insured ...............     Aa3/AA/AA     $    2,078,620
     1,500,000    5.000%, 09/01/20 Series C MBIA Insured ...............     Aa3/AA/AA          1,553,520
     2,000,000    4.500%, 02/01/17 MBIA Insured ........................     Aa3/AA/AA          2,039,460
     2,000,000    5.250%, 11/01/17 FGIC Insured (pre-refunded) .........     Aa3/AA/AA          2,151,820
                  Warwick, Rhode Island
       825,000    4.000%, 08/01/16 FSA Insured Series 2008 .............    Aaa/AAA/NR            836,360
     1,015,000    4.000%, 08/01/17 FSA Insured Series 2008 .............    Aaa/AAA/NR          1,021,131
       665,000    4.250%, 07/15/14 AMBAC Insured .......................     Aa3/AA/NR            676,584
       700,000    4.375%, 07/15/15 AMBAC Insured .......................     Aa3/AA/NR            712,551
       770,000    4.600%, 07/15/17 AMBAC Insured .......................     Aa3/AA/NR            783,883
       905,000    4.250%, 01/15/18 XLCA Insured ........................     A1/AA-/NR            893,126
       810,000    4.700%, 07/15/18 AMBAC Insured .......................     Aa3/AA/NR            824,872
     1,000,000    5.000%, 01/15/19 FGIC Insured ........................    A1/AA-/BBB          1,028,990
       855,000    4.750%, 07/15/19 AMBAC Insured .......................     Aa3/AA/NR            868,783
       500,000    5.000%, 01/15/20 FGIC Insured ........................    A1/AA-/BBB            513,890
                  West Warwick, Rhode Island
       500,000    4.875%, 03/01/16 AMBAC Insured .......................    Aa3/NR/BBB            514,910
       670,000    5.000%, 03/01/17 AMBAC Insured .......................    Aa3/NR/BBB            692,345
       700,000    5.050%, 03/01/18 AMBAC Insured .......................    Aa3/NR/BBB            724,038
       735,000    5.100%, 03/01/19 AMBAC Insured .......................    Aa3/NR/BBB            759,461
                  Westerly, Rhode Island
       900,000    4.000%, 07/01/17 MBIA Insured ........................     Aa3/AA/NR            900,000
       900,000    4.000%, 07/01/18 MBIA Insured ........................     Aa3/AA/NR            891,225
                  Woonsocket, Rhode Island
       655,000    4.450%, 12/15/12 FGIC Insured ........................     Baa1/NR/A            663,325
       685,000    4.550%, 12/15/13 FGIC Insured ........................     Baa1/NR/A            693,857
                                                                                           --------------
                      Total General Obligation Bonds ...................                       73,805,950
                                                                                           --------------
                  REVENUE BONDS (55.1%)

                  DEVELOPMENT REVENUE BONDS (9.8%)
                  Providence, Rhode Island Redevelopment Agency
                      Revenue Refunding Public Safety Building Project
     1,925,000    5.200%, 04/01/11 Series A 1999 AMBAC Insured
                      (pre-refunded) ** ................................     Aa3/NR/NR          2,023,733
                  Rhode Island Convention Center Authority
                      Revenue Refunding
       925,000    5.000%, 05/15/10 Series 1993 B MBIA Insured ..........     A2/AA/NR             955,756

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        REVENUE BONDS (CONTINUED)                                   OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  DEVELOPMENT REVENUE BONDS (CONTINUED)
                  Rhode Island Public Building Authority State
                      Public Projects
$    1,000,000    5.250%, 02/01/09 Series 1998 A AMBAC Insured ** ......     Aa3/AA/AA     $    1,012,270
                  Rhode Island State Economic Development Corp.,
                      Airport Revenue
     1,000,000    5.000%, 07/01/18 Series B FSA Insured ................    Aaa/AAA/AAA         1,010,970
       540,000    4.625%, 07/01/26 Series B Assured
                      Guaranty Insured .................................    Aaa/AAA/AAA           514,917
     1,000,000    5.000%, 07/01/18 Series C Assured
                      Guaranty Insured .................................    Aaa/AAA/AAA         1,041,520
     1,500,000    5.000%, 07/01/22 Series C MBIA Insured ...............      A2/AA/A           1,524,765
                  Rhode Island State Economic Development Corp.,
                      Airport Revenue Refunding
     1,670,000    5.000%, 07/01/13 Series C MBIA Insured ...............      A2/AA/A           1,748,006
                  Rhode Island State Economic Development Corp.,
                      Motor Fuel Tax Revenue (Rhode Island
                      Department of Transportation)
     1,000,000    4.000%, 06/15/15 Series A AMBAC Insured ..............     Aa3/AA/A           1,004,890
     1,000,000    4.000%, 06/15/18 Series 2006A AMBAC Insured ..........     Aa3/AA/A             978,280
                  Rhode Island State Economic Development Corp.,
                      (Rhode Island Airport Corp. Intermodal
                      Facility Project)
     1,000,000    4.250%, 07/01/17 CIFG Assurance N.A., Inc. Insured ...    Baa1/A-/NR            971,980
                  Rhode Island State Economic Development Corp.,
                      University of Rhode Island
       750,000    4.800%, 11/01/11 Series 1999 FSA Insured .............     Aaa/NR/NR            772,140
       750,000    4.900%, 11/01/12 Series 1999 FSA Insured .............     Aaa/NR/NR            771,720
       750,000    4.900%, 11/01/13 Series 1999 FSA Insured .............     Aaa/NR/NR            771,225
       750,000    5.000%, 11/01/14 Series 1999 FSA Insured .............     Aaa/NR/NR            772,290
                                                                                           --------------
                  Total Development Revenue Bonds                                              15,874,462
                                                                                           --------------
                  HIGHER EDUCATION REVENUE BONDS (30.5%)
                  Providence, Rhode Island Public Building
                      Authority, School Projects
       500,000    5.500%, 12/15/14 Series 1996 B MBIA Insured ..........     A2/AA/NR             505,660
       500,000    5.500%, 12/15/15 Series 1996 B MBIA Insured ..........     A2/AA/NR             505,660

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        REVENUE BONDS (CONTINUED)                                   OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  HIGHER EDUCATION REVENUE BONDS (CONTINUED)
                  Providence, Rhode Island Public Building
                      Authority, School Projects (continued)
$    1,000,000    5.250%, 12/15/14 Series 1998 A FSA Insured ...........    Aaa/AAA/AAA    $    1,029,230
       500,000    5.000%, 12/15/09 Series 1999 A AMBAC Insured .........     Aa3/AA/NR            512,075
     1,395,000    4.000%, 12/15/12 Series 2003 A MBIA Insured ..........     A2/AA/NR           1,426,959
     1,450,000    4.000%, 12/15/13 Series 2003 A MBIA Insured ..........     A2/AA/NR           1,468,270
     1,505,000    4.000%, 12/15/14 Series 2003 A MBIA Insured ..........     A2/AA/NR           1,515,354
     1,570,000    4.000%, 12/15/15 Series 2003 A MBIA Insured ..........     A2/AA/NR           1,573,784
     1,630,000    4.000%, 12/15/16 Series 2003 A MBIA Insured ..........     A2/AA/NR           1,624,181
                  Providence, Rhode Island Public Building School &
                      Public Facilities Project
     1,500,000    5.250%, 12/15/17 Series A AMBAC Insured ..............     Aa3/AA/NR          1,562,460
     1,000,000    5.250%, 12/15/19 Series 1999 A AMBAC Insured .........     Aa3/AA/NR          1,038,460
                  Rhode Island Health & Education Building Corp.,
                      Brown University
     2,000,000    5.250%, 09/01/17 Series 1993 MBIA Insured ............     Aaa/AA/NR          2,093,400
                  Rhode Island Health & Education Building Corp.,
                      Bryant College
     1,000,000    5.125%, 06/01/19 AMBAC Insured .......................     Aa3/AA/NR          1,030,820
       230,000    5.000%, 12/01/21 AMBAC Insured .......................     Aa3/AA/NR            234,830
                  Rhode Island Health & Education Building Corp.,
                      Higher Educational Facilities
     1,010,000    3.625%, 09/15/14 Series 2003 B MBIA Insured ..........     A2/AA/NR           1,004,142
     1,050,000    4.000%, 09/15/15 Series 2003 B MBIA Insured ..........     A2/AA/NR           1,052,888
     1,040,000    4.000%, 09/15/16 Series 2003 B MBIA Insured ..........     A2/AA/NR           1,036,350
       600,000    3.625%, 09/15/14 Series 2003 C MBIA Insured ..........     A2/AA/NR             596,520
       500,000    4.000%, 09/15/15 Series 2003 C MBIA Insured ..........     A2/AA/NR             501,375
       500,000    4.000%, 09/15/16 Series 2003 C MBIA Insured ..........     A2/AA/NR             498,245
     1,500,000    4.250%, 05/15/21 Series A FSA Insured ................    Aaa/NR/AAA          1,453,620
     1,500,000    4.375%, 05/15/22 Series A FSA Insured ................     Aaa/NR/NR          1,456,620
                  Rhode Island Health & Education Building Corp.,
                      Johnson & Wales University
       465,000    5.500%, 04/01/15 Series 1999 A MBIA Insured ..........     A2/AA/NR             509,584
       900,000    5.500%, 04/01/16 Series 1999 A MBIA Insured ..........     A2/AA/NR             990,342
       785,000    5.500%, 04/01/17 Series 1999 A MBIA Insured ..........     A2/AA/NR             865,023
     1,360,000    4.000%, 04/01/12 Series 2003 XLCA Insured ............    NR/BBB-/NR          1,370,295
     3,210,000    4.000%, 04/01/13 Series 2003 XLCA Insured ............    NR/BBB-/NR          3,218,089
     2,000,000    4.000%, 04/01/14 Series 2003 XLCA Insured ............    NR/BBB-/NR          1,992,800

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        REVENUE BONDS (CONTINUED)                                   OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  HIGHER EDUCATION REVENUE BONDS (CONTINUED)
                  Rhode Island Health & Education Building Corp.,
                      Public School Financing
$    1,000,000    4.250%, 05/15/21 Series 2007 B FSA Insured ...........    Aaa/AAA/AAA    $      982,440
                  Rhode Island Health & Education Building Corp.,
                      Rhode Island School of Design
       505,000    4.700%, 06/01/18 Series 2001 MBIA Insured ............     A1/AA/NR             514,959
       280,000    4.750%, 06/01/19 Series 2001 MBIA Insured ............     A1/AA/NR             284,771
                  Rhode Island Health & Education Building Corp.,
                      Roger Williams University
       500,000    5.125%, 11/15/11 AMBAC Insured .......................     Aa3/AA/NR            513,935
     1,000,000    5.125%, 11/15/14 Series 1996 S AMBAC Insured .........     Aa3/AA/NR          1,026,100
     1,000,000    5.000%, 11/15/18 Series 1996 S AMBAC Insured .........     Aa3/AA/NR          1,023,940
                  Rhode Island Health & Educational Building Corp.,
                      University of Rhode Island
       800,000    5.000%, 09/15/23 Series 2003 C Refunding
                      MBIA Insured .....................................     A2/AA/NR             817,936
     1,200,000    4.000%, 09/15/11 Series 2005 G AMBAC Insured .........     Aa3/AA/NR          1,226,364
     1,200,000    4.125%, 09/15/12 Series 2005 G
                      AMBAC Insured ....................................     Aa3/AA/NR          1,230,900
     1,200,000    4.125%, 09/15/13 Series 2005 G
                      AMBAC Insured ....................................     Aa3/AA/NR          1,228,440
     1,000,000    4.500%, 09/15/26 Series 2005 G Refunding
                      AMBAC Insured ....................................     Aa3/AA/NR            964,970
                  Rhode Island Health & Education Facilities
                      Authority, Providence College
     1,000,000    4.250%, 11/01/14 XLCA Insured ........................     A3/A-/NR           1,003,740
     2,500,000    4.375%, 11/01/15 XLCA Insured ........................     A3/A-/NR           2,505,175
     2,500,000    4.500%, 11/01/16 XLCA Insured ........................     A3/A-/NR           2,506,900
     1,000,000    4.500%, 11/01/17 XLCA Insured ........................     A3/A-/NR             999,190
                                                                                           --------------
                  Total Higher Education Revenue Bonds .................                       49,496,796
                                                                                           --------------
                  HOUSING REVENUE BONDS (0.6%)
                  Rhode Island Housing & Mortgage Finance Corp.
                      Homeowner Opportunity
     1,000,000    3.750%, 10/01/13 Series 50-A MBIA Insured ............     A2/AA/NR             997,600
                                                                                           --------------

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        REVENUE BONDS (CONTINUED)                                   OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  LEASE REVENUE BONDS (0.6%)
                  Rhode Island State & Providence Plantations Lease
                      Participation Certificates (Central Power Plant)
$    1,000,000    4.000%, 10/01/20 Series D FSA Insured ................    Aaa/AAA/AAA    $      969,760
                                                                                           --------------

                  POLLUTION CONTROL REVENUE BONDS (4.0%)
                  Rhode Island Clean Water Finance Agency, Water
                      Pollution Control Bonds
     1,800,000    5.000%, 10/01/18 Series 2002 B MBIA Insured ..........     Aaa/AA/NR          1,855,332
     4,765,000    4.375%, 10/01/21 Series 2002 B MBIA Insured ..........     Aaa/AA/NR          4,715,158
                                                                                           --------------
                  Total Pollution Control Revenue Bonds ................                        6,570,490
                                                                                           --------------

                  WATER AND SEWER REVENUE BONDS (8.4%)
                  Bristol County, Rhode Island Water Authority
       750,000    5.250%, 07/01/17 Series 1997 A MBIA Insured ..........     A2/AA/NR             755,130
     1,000,000    3.500%, 12/01/13 Series 2004 Refunding A
                      MBIA Insured .....................................     A2/AA/NR             995,100
     1,000,000    3.500%, 12/01/14 Series 2004 Refunding A
                      MBIA Insured .....................................     A2/AA/NR             975,860
                  Kent County, Rhode Island Water Authority
       500,000    4.000%, 07/15/12 Series 2002 A MBIA Insured ..........     A2/AA/NR             511,215
     1,055,000    4.150%, 07/15/14 Series 2002 A MBIA Insured ..........     A2/AA/NR           1,071,437
                  Rhode Island Clean Water Protection Finance Agency
       300,000    5.400%, 10/01/09 1993 Series 1993 A
                      MBIA Insured .....................................     Aaa/AA/NR            310,770
     1,250,000    5.400%, 10/01/15 1993 Series A MBIA Insured ..........     Aaa/AA/NR          1,342,012
       500,000    4.500%, 10/01/11 1993 Series B AMBAC Insured .........     Aaa/AA/NR            506,930
       500,000    4.750%, 10/01/20 1999 Series A AMBAC Insured .........     Aaa/AA/NR            503,210
     1,000,000    5.125%, 10/01/11 Series 1999 C MBIA Insured ..........     Aaa/AA/NR          1,026,830
       500,000    4.600%, 10/01/13 Series A AMBAC Insured ..............     Aaa/AA/NR            506,370
       500,000    4.750%, 10/01/14 Series A AMBAC Insured ..............     Aaa/AA/NR            507,030
     2,000,000    4.750%, 10/01/18 Series A AMBAC Insured ..............     Aaa/AA/NR          2,019,620
                  Rhode Island Water Resources Board Public
                      Drinking Water Protection
     1,500,000    4.000%, 03/01/14 Series 2002 MBIA Insured ............     A2/AA/NR           1,513,680
     1,000,000    4.250%, 03/01/15 Series 2002 MBIA Insured ............     A2/AA/NR           1,015,890
                                                                                           --------------
                  Total Water and Sewer Revenue Bonds ..................                       13,561,084
                                                                                           --------------

                                                                               RATING
   PRINCIPAL                                                                MOODY'S, S&P
    AMOUNT        REVENUE BONDS (CONTINUED)                                   OR FITCH          VALUE
---------------   ------------------------------------------------------    ------------   --------------
                  OTHER REVENUE BONDS (1.2%)
                  State of Rhode Island Depositors Economic
                      Protection Corp.
$      500,000    6.000%, 08/01/17 Ser. 1992 B MBIA Insured ETM ........    A2/AA/NR       $      544,680
       300,000    5.800%, 08/01/09 Ser. 1993 B MBIA Insured ETM ........    A2/AA/NR              312,846
     1,045,000    5.250%, 08/01/21 Ser. 1993 B MBIA Insured
                      ETM (pre-refunded) ...............................    A2/AA/NR            1,100,489
                                                                                           --------------
                  Total Other Revenue Bonds ............................                        1,958,015
                                                                                           --------------
                      Total Revenue Bonds ..............................                       89,428,207
                                                                                           --------------
                  Total Investments (cost $161,631,924-note 4) .........     100.5%           163,234,157
                  Other assets less liabilities ........................      (0.5)              (865,126)
                                                                            --------       --------------
                  Net Assets ...........................................     100.0%        $  162,369,031
                                                                            ========       ==============

     ABBREVIATION:
     -------------
     NR - Not rated

     *   Security traded on a "when-issued" basis.
     ** Security pledged as collateral for the Fund's when-issued commitments.

                                                                PERCENT OF
     PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)       PORTFOLIO+
     ----------------------------------------------------       ---------
     Aaa of Moody's or AAA of S&P or Fitch ..............          21.5%
     Aa of Moody's or AA of S&P or Fitch ................          65.7
     A of Moody's or S&P or Fitch .......................           8.8
     Baa of Moody's or BBB of S&P .......................           4.0
                                                                  -----
                                                                  100.0%
                                                                  =====

     +     Calculated using the highest rating of the three rating services.

                        PORTFOLIO ABBREVIATIONS:
                        ------------------------
           AMBAC  -  American Municipal Bond Assurance Corp.
           CIFG   -  CDC IXIS Financial Guaranty
           ETM    -  Escrowed to Maturity
           FGIC   -  Financial Guaranty Insurance Co.
           FSA    -  Financial Security Assurance
           MBIA   -  Municipal Bond Investors Assurance
           XLCA   -  XL Capital Assurance

                See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 30, 2008

ASSETS
      Investments at value (cost $161,631,924) .................................................   $ 163,234,157
      Interest receivable ......................................................................       1,927,947
      Receivable for Fund shares sold ..........................................................         286,458
      Other assets .............................................................................          26,003
                                                                                                   -------------
      Total assets .............................................................................     165,474,565
                                                                                                   -------------
LIABILITIES
    Cash overdraft .............................................................................         224,011
    Payable for investment securities purchased ................................................       2,473,511
    Dividends payable ..........................................................................         193,529
    Payable for Fund shares redeemed ...........................................................         102,920
    Distribution and service fees payable ......................................................          22,539
    Management fee payable .....................................................................          22,164
    Accrued expenses ...........................................................................          66,860
                                                                                                   -------------
    Total liabilities ..........................................................................       3,105,534
                                                                                                   -------------
NET ASSETS .....................................................................................   $ 162,369,031
                                                                                                   =============

    Net Assets consist of:
    Capital Stock - Authorized 80,000,000 shares, par value $0.01 per share ....................   $     156,277
    Additional paid-in capital .................................................................     161,420,126
    Net unrealized appreciation on investments (note 4) ........................................       1,602,233
    Accumulated net realized loss on investments ...............................................        (817,705)
    Undistributed net investment income ........................................................           8,100
                                                                                                   -------------
                                                                                                   $ 162,369,031
                                                                                                   =============

CLASS A
    Net Assets .................................................................................   $ 105,330,334
                                                                                                   =============
    Capital shares outstanding .................................................................      10,138,014
                                                                                                   =============
    Net asset value and redemption price per share .............................................   $       10.39
                                                                                                   =============
    Offering price per share (100/96 of $10.39 adjusted to nearest cent) .......................   $       10.82
                                                                                                   =============
CLASS C
    Net Assets .................................................................................   $  11,169,375
                                                                                                   =============
    Capital shares outstanding .................................................................       1,075,174
                                                                                                   =============
    Net asset value and offering price per share ...............................................   $       10.39
                                                                                                   =============
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
        during the first 12 months after purchase) .............................................   $       10.39*
                                                                                                   =============
CLASS I
    Net Assets .................................................................................   $     536,876
                                                                                                   =============
    Capital shares outstanding .................................................................          51,685
                                                                                                   =============
    Net asset value, offering and redemption price per share ...................................   $       10.39
                                                                                                   =============
CLASS Y
    Net Assets .................................................................................   $  45,332,446
                                                                                                   =============
    Capital shares outstanding .................................................................       4,362,868
                                                                                                   =============
    Net asset value, offering and redemption price per share ...................................   $       10.39
                                                                                                   =============

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2008

INVESTMENT INCOME:

      Interest income .....................................................                  $   6,618,843

Expenses:

      Management fee (note 3) .............................................   $   777,183
      Distribution and service fees (note 3) ..............................       286,945
      Trustees' fees and expenses (note 8) ................................       153,764
      Legal fees (note 3) .................................................       134,009
      Transfer and shareholder servicing agent fees (note 3) ..............        76,397
      Shareholders' reports and proxy statements ..........................        30,107
      Fund accounting fees ................................................        19,788
      Auditing and tax fees ...............................................        17,016
      Custodian fees (note 6) .............................................        10,439
      Registration fees and dues ..........................................         8,484
      Insurance ...........................................................         6,856
      Chief compliance officer (note 3) ...................................         4,426
      Miscellaneous .......................................................        66,922
                                                                              -----------
      Total expenses ......................................................     1,592,336

      Management fee waived (note 3) ......................................      (536,482)
      Expenses paid indirectly (note 6) ...................................       (30,566)
                                                                              -----------
      Net expenses ........................................................                      1,025,288
                                                                                             -------------
      Net investment income ...............................................                      5,593,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

      Net realized gain (loss) from securities transactions ...............        89,660
      Change in unrealized appreciation on investments ....................       146,976
                                                                              -----------
      Net realized and unrealized gain (loss) on investments ..............                        236,636
                                                                                             -------------
      Net change in net assets resulting from operations ..................                  $   5,830,191
                                                                                             =============


                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED       YEAR ENDED
                                                                            JUNE 30, 2008    JUNE 30, 2007
                                                                            -------------    -------------
OPERATIONS:
    Net investment income ...............................................   $   5,593,555    $   5,456,299
    Net realized gain (loss) from securities transactions ...............          89,660          (97,580)
    Change in unrealized appreciation on investments ....................         146,976          695,973
                                                                            -------------    -------------
        Change in net assets from operations ............................       5,830,191        6,054,692
                                                                            -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 9):
    Class A Shares:
    Net investment income ...............................................      (3,893,537)      (3,835,965)

    Class C Shares:
    Net investment income ...............................................        (369,761)        (443,679)

    Class I Shares:
    Net investment income ...............................................         (25,275)         (27,009)

    Class Y Shares:
    Net investment income ...............................................      (1,438,715)      (1,306,184)
                                                                            -------------    -------------
        Change in net assets from distributions .........................      (5,727,288)      (5,612,837)
                                                                            -------------    -------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
    Proceeds from shares sold ...........................................      34,062,506       15,170,793
    Reinvested dividends and distributions ..............................       2,606,015        2,561,412
    Cost of shares redeemed .............................................     (22,421,102)     (22,978,923)
                                                                            -------------    -------------
    Change in net assets from capital share transactions ................      14,247,419       (5,246,718)
                                                                            -------------    -------------

        Change in net assets ............................................      14,350,322       (4,804,863)

NET ASSETS:
    Beginning of period .................................................     148,018,709      152,823,572
                                                                            -------------    -------------
    End of period* ......................................................   $ 162,369,031    $ 148,018,709
                                                                            =============    =============

    *   Includes undistributed net investment income of: ................   $       8,100    $      12,951
                                                                            =============    =============

                 See accompanying notes to financial statements.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2008

1. ORGANIZATION

      Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I Shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges and differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48") was adopted on December 31, 2007. Management has reviewed the tax positions for each of the open tax years (2004-2008) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) ACCOUNTING PRONOUNCEMENT: In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on the Fund's financial statements.

3. FEES AND RELATED PARTY TRANSACTIONS

a) Management Arrangements:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, auditor and distributor. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund's average net assets.

      Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23% on the Fund's average net assets.

      For the year ended June 30, 2008, the Fund incurred management fees of $777,183 of which $536,482 was waived. The Manager contractually undertook to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85% for Class A Shares, 1.70% for Class C Shares, 1.02% for Class I Shares or 0.70% for Class Y Shares. Comparable expense limitations are in place for fiscal 2009.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. ("the Distributor"), including, but not limited to, any principal underwriter of the Fund with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2008, distribution fees on Class A Shares amounted to $156,968, of which the Distributor retained $3,755.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C Shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2008 amounted to $96,426. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the year ended June 30, 2008, amounted to $32,142. The total of these payments with respect to Class C Shares amounted to $128,568, of which the Distributor retained $31,975.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended June 30, 2008, these payments were made at the average annual rate of 0.35% of such net assets amounting to $2,465 of which $1,409 related to the Plan and $1,056 related to the Shareholder Services Plan.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through the facilities of these intermediaries having offices within Rhode Island, with the bulk of sales commissions inuring to such intermediaries. For the year ended June 30, 2008, total commissions on sales of Class A Shares amounted to $207,418, of which the Distributor received $18,953.

c) Other Related Party Transactions:

      For the year ended June 30, 2008, the Fund incurred $133,804 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended June 30, 2008,  purchases of securities and proceeds
from  the  sales  of   securities   aggregated   $19,366,310   and   $4,389,250,
respectively.

      At June 30, 2008, the aggregate tax cost for all securities was $161,623,824. At June 30, 2008, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,447,484 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $837,151 for a net unrealized appreciation of $1,610,333.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 80% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 2008, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.

      The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 2008, the Fund had all of its net assets invested in Rhode Island municipal issues.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                             YEAR ENDED                       YEAR ENDED
                                                            JUNE 30, 2008                   JUNE 30, 2007
                                                   ----------------------------    ----------------------------
                                                       SHARES          AMOUNT          SHARES          AMOUNT
                                                   ------------    ------------    ------------    ------------
CLASS A SHARES:
   Proceeds from shares sold ...................      1,685,023    $ 17,703,105         643,809    $  6,762,397
   Reinvested distributions ....................        206,778       2,169,365         203,145       2,134,004
   Cost of shares redeemed .....................     (1,279,281)    (13,392,601)     (1,304,721)    (13,685,665)
                                                   ------------    ------------    ------------    ------------
     Net change ................................        612,520       6,479,869        (457,767)     (4,789,264)
                                                   ------------    ------------    ------------    ------------
CLASS C SHARES:
   Proceeds from shares sold ...................        242,233       2,541,616         151,378       1,590,583
   Reinvested distributions ....................         12,955         135,823          16,970         178,232
   Cost of shares redeemed .....................       (534,010)     (5,606,965)       (420,314)     (4,406,868)
                                                   ------------    ------------    ------------    ------------
     Net change ................................       (278,822)     (2,929,526)       (251,966)     (2,638,053)
                                                   ------------    ------------    ------------    ------------
CLASS I SHARES:
   Proceeds from shares sold ...................             55             591          46,414         490,000
   Reinvested distributions ....................          2,411          25,257           2,570          27,008
   Cost of shares redeemed .....................        (30,490)       (319,333)        (42,870)       (451,484)
                                                   ------------    ------------    ------------    ------------
     Net change ................................        (28,024)       (293,485)          6,114          65,524
                                                   ------------    ------------    ------------    ------------
CLASS Y SHARES:
   Proceeds from shares sold ...................      1,312,969      13,817,194         601,991       6,327,813
   Reinvested distributions ....................         26,297         275,570          21,137         222,168
   Cost of shares redeemed .....................       (295,344)     (3,102,203)       (422,081)     (4,434,906)
                                                   ------------    ------------    ------------    ------------
     Net change ................................      1,043,922      10,990,561         201,047       2,115,075
                                                   ------------    ------------    ------------    ------------
Total transactions in Fund
  shares .......................................      1,349,596    $ 14,247,419        (502,572)   $ (5,246,718)
                                                   ============    ============    ============    ============

8. TRUSTEES' FEES AND EXPENSES

      At June 30, 2008 there were 6 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended June 30, 2008 was $109,500, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional meetings (Audit, Nominating, Shareholder and special meetings) are held, the meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended June 30, 2008, such meeting-related expenses amounted to $44,264.

9. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. These distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. In this regard, the Fund increased undistributed net investment income in the amount of $128,882 and decreased additional paid-in capital in the amount of $128,882 at June 30, 2008. This adjustment had no impact on the Fund's aggregate net assests at June 30, 2008. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income rates.

      At June 30, 2008, the Fund had a capital loss carryover of $817,705 of which $530,992 expires on June 30, 2009, $111,495 expires on June 30, 2013, and $175,218 expires on June 30, 2015. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

      Tax character of distributions:

                                                 YEAR ENDED JUNE 30,
                                           -----------------------------
                                               2008              2007
                                           ------------     ------------
      Net tax-exempt income                $  5,598,407     $  5,334,313
      Ordinary income                           128,881          278,524
                                           ------------     ------------
                                           $  5,727,288     $  5,612,837
                                           ============     ============

      As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

      Undistributed tax-exempt income      $    193,529
      Accumulated net realized loss            (817,705)
      Unrealized appreciation                 1,610,333
      Other temporary differences              (193,529)
                                           ------------
                                           $    792,628
                                           ============

      At June 30, 2008, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of accretion of discounts and amortization of premiums. The difference between book basis and tax basis undistributed income is due to the timing of distribution.

10. RECENT DEVELOPMENTS

a) THE DAVIS CASE: In May, 2007, the U. S. Supreme Court agreed to hear an appeal in DEPARTMENT OF REVENUE OF KENTUCKY V. DAVIS, a case concerning the constitutionality of differential tax treatment for interest from in-state vs. out-of-state municipal securities, a practice which is common among the majority of the states. On May 19, 2008, the U. S. Supreme Court upheld the right of states to tax interest on out-of-state municipal bonds while exempting their own state's bond interest from taxation. The U. S. Supreme Court said differential tax treatment for interest from in-state vs. out-of-state municipal securities does not discriminate against interstate commerce, but rather promotes the financing of essential governmental services.

b) INSURERS: Over the past few months, municipal bond insurance companies have been under review by the three major rating agencies: Standard & Poor's, Moody's and Fitch. The ratings of some of the insurance companies have now either been downgraded and/or have a negative outlook. The financial markets continue to assess the severity of the losses caused by the subprime credit crisis and its impact on municipal bond insurance companies and the prices of insured municipal bonds.

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               CLASS A
                                                                 -----------------------------------------------------------------
                                                                                          YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
                                                                    2008          2007          2006          2005          2004
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .........................   $   10.37     $   10.34     $   10.79     $   10.49     $   10.92
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
    Net investment income ....................................        0.38++        0.38+         0.38+         0.40+         0.41+
    Net gain (loss) on securities
        (both realized and unrealized) .......................        0.03          0.04         (0.44)         0.31         (0.42)
                                                                 ---------     ---------     ---------     ---------     ---------
    Total from investment operations .........................        0.41          0.42         (0.06)         0.71         (0.01)
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions (note 9):
    Dividends from net investment income .....................       (0.39)        (0.39)        (0.39)        (0.41)        (0.42)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ...............................   $   10.39     $   10.37     $   10.34     $   10.79     $   10.49
                                                                 =========     =========     =========     =========     =========
Total return (not reflecting sales charge) ...................        4.00%         4.10%        (0.56)%        6.81%        (0.10)%

Ratios/supplemental data
    Net assets, end of period (in thousands) .................   $ 105,330     $  98,749     $ 103,222     $ 105,910     $ 101,413
    Ratio of expenses to average net assets ..................        0.64%         0.68%         0.67%         0.58%         0.53%
    Ratio of net investment income to
        average net assets ...................................        3.63%         3.63%         3.61%         3.68%         3.82%
    Portfolio turnover rate ..................................        2.87%         2.37%         7.25%         2.20%         8.61%

The expense and net  investment  income ratios  without the effect of the waiver of a portion of the  management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets ..................        0.97%         1.03%         1.03%         0.96%         0.91%
    Ratio of net investment income to
        average net assets ...................................        3.29%         3.28%         3.25%         3.31%         3.44%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..................        0.63%         0.68%         0.67%         0.57%         0.52%

                                                                                              CLASS C
                                                                 -----------------------------------------------------------------
                                                                                         YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
                                                                    2008          2007          2006         2005           2004
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .........................   $   10.37     $   10.34     $   10.79     $   10.48     $   10.92
                                                                 ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
    Net investment income ....................................        0.29++        0.30+         0.29+         0.31+         0.32+
    Net gain (loss) on securities
        (both realized and unrealized) .......................        0.03          0.03         (0.44)         0.31         (0.43)
                                                                 ---------     ---------     ---------     ---------     ---------
    Total from investment operations .........................        0.32          0.33         (0.15)         0.62         (0.11)
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions (note 9):
    Dividends from net investment income .....................       (0.30)        (0.30)        (0.30)        (0.31)        (0.33)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ...............................   $   10.39     $   10.37     $   10.34     $   10.79     $   10.48
                                                                 =========     =========     =========     =========     =========
Total return (not reflecting sales charge) ...................        3.12%         3.22%        (1.40)%        6.01%        (1.04)%

Ratios/supplemental data
    Net assets, end of period (in thousands) .................   $  11,169     $  14,034     $  16,602     $  19,031     $  17,901
    Ratio of expenses to average net assets ..................        1.51%         1.53%         1.52%         1.43%         1.38%
    Ratio of net investment income to
        average net assets ...................................        2.76%         2.78%         2.76%         2.83%         2.98%
    Portfolio turnover rate ..................................        2.87%         2.37%         7.25%         8.61%

The expense and net  investment  income ratios  without the effect of the waiver of a portion of the  management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets ..................        1.82%         1.88%         1.88%         1.81%         1.76%
    Ratio of net investment income to
        average net assets ...................................        2.45%         2.43%         2.40%         2.45%         2.60%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..................        1.48%         1.53%         1.52%         1.42%         1.37%

----------------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.


                 See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                               CLASS I
                                                                 -----------------------------------------------------------------
                                                                                          YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
                                                                    2008          2007          2006          2005          2004
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .........................   $   10.37     $   10.34     $   10.79     $   10.48     $   10.91
                                                                 ---------     ---------     ---------     ---------     ---------
Income from investment operations:
    Net investment income ....................................        0.37++        0.38+         0.37+         0.39+         0.41+
    Net gain (loss) on securities (both
        realized and unrealized) .............................        0.03          0.03         (0.44)         0.32         (0.42)
                                                                 ---------     ---------     ---------     ---------     ---------
    Total from investment operations .........................        0.40          0.41         (0.07)         0.71         (0.01)
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions (note 9):
    Dividends from net investment income .....................       (0.38)        (0.38)        (0.38)        (0.40)        (0.42)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ...............................   $   10.39     $   10.37     $   10.34     $   10.79     $   10.48
                                                                 =========     =========     =========     =========     =========
Total return (not reflecting sales charge) ...................        3.84%         3.96%        (0.67)%        6.89%        (0.12)%

Ratios/supplemental data
    Net assets, end of period (in thousands) .................   $     537     $     826     $     761     $   1,098     $     790
    Ratio of expenses to average net assets ..................        0.81%         0.81%         0.79%         0.58%         0.53%
    Ratio of net investment income to
        average net assets ...................................        3.47%         3.50%         3.48%         3.68%         3.82%
    Portfolio turnover rate ..................................        2.87%         2.37%         7.25%         2.20%         8.61%

The expense and net  investment  income ratios  without the effect of the waiver of a portion of the  management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets ..................        1.12%         1.15%         1.15%         0.96%         0.91%
    Ratio of net investment income to
        average net assets ...................................        3.16%         3.15%         3.12%         3.30%         3.44%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..................        0.77%         0.80%         0.79%         0.57%         0.52%

                                                                                               CLASS Y
                                                                 -----------------------------------------------------------------
                                                                                         YEAR ENDED JUNE 30,
                                                                 -----------------------------------------------------------------
                                                                    2008          2007          2006         2005           2004
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period .........................   $   10.37     $   10.34     $   10.79     $   10.49     $   10.92
                                                                 ---------     ---------     ---------     ---------     ---------
Income from investment operations:
    Net investment income ....................................        0.40++        0.40+         0.40+         0.41+         0.43+
    Net gain (loss) on securities (both
        realized and unrealized) .............................        0.03          0.04         (0.44)         0.31         (0.43)
                                                                 ---------     ---------     ---------     ---------     ---------
    Total from investment operations .........................        0.43          0.44         (0.04)         0.72          --
                                                                 ---------     ---------     ---------     ---------     ---------
Less distributions (note 9):
    Dividends from net investment income .....................       (0.41)        (0.41)        (0.41)        (0.42)        (0.43)
                                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ...............................   $   10.39     $   10.37     $   10.34     $   10.79     $   10.49
                                                                 =========     =========     =========     =========     =========
Total return (not reflecting sales charge) ...................        4.16%         4.25%        (0.40)%        6.98%         0.03%

Ratios/supplemental data
    Net assets, end of period (in thousands) .................   $  45,332     $  34,409     $  32,239     $  27,998     $  22,113
    Ratio of expenses to average net assets ..................        0.51%         0.53%         0.52%         0.43%         0.38%
    Ratio of net investment income to
        average net assets ...................................        3.75%         3.77%         3.76%         3.83%         3.97%
    Portfolio turnover rate ..................................        2.87%         2.37%         7.25%         2.20%         8.61%

The expense and net  investment  income ratios  without the effect of the waiver of a portion of the  management fee and the expense reimbursement were (note 3):

    Ratio of expenses to average net assets ..................        0.82%         0.87%         0.88%         0.81%         0.76%
    Ratio of net investment income to
        average net assets ...................................        3.44%         3.43%         3.39%         3.45%         3.59%

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..................        0.47%         0.52%         0.52%         0.42%         0.37%

----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS(1)

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS    OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                   FUND AND             PRINCIPAL                                  COMPLEX       (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)           DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------       ----------           -------------------                        ----------    ---------------------

INTERESTED TRUSTEES(4)

Diana P. Herrmann       Trustee since 2005   Vice Chair and Chief Executive Officer          12       ICI Mutual Insurance Company
New York, NY            and President        of Aquila Management Corporation,
(02/25/58)              since 1998           Founder of the Aquila Group of Funds(5)
                                             and parent of Aquila Investment
                                             Management LLC, Manager since 2004,
                                             President since 1997, Chief Operating
                                             Officer 1997-2008, a Director since
                                             1984, Secretary since 1986 and
                                             previously its Executive Vice President,
                                             Senior Vice President or Vice President,
                                             1986-1997; Chief Executive Officer and
                                             Vice Chair since 2004, President and
                                             Manager of the Manager since 2003, and
                                             Chief Operating Officer of the Manager,
                                             2003-2008; Chair, Vice Chair, President,
                                             Executive Vice President or Senior Vice
                                             President of funds in the Aquila Group
                                             of Funds since 1986; Director of the
                                             Distributor since 1997; trustee, Reserve
                                             Money-Market Funds, 1999-2000 and
                                             Reserve Private Equity Series,
                                             1998-2000; Governor, Investment Company
                                             Institute (a trade organization for the
                                             U.S. fund industry dedicated to
                                             protecting shareholder interests and
                                             educating the public about investing)
                                             and head of its Small Funds Committee
                                             since 2004; active in charitable and
                                             volunteer organizations.

NON-INTERESTED TRUSTEES

William J. Nightingale  Chair of             Retired; formerly Chairman, founder             2        Ring's End, Inc.
Rowayton, CT            the Board            (1975) and Senior Advisor until 2000 of
(09/16/29)              of Trustees since    Nightingale & Associates, L.L.C., a
                        2005 and Trustee     general management consulting firm
                        since 1992           focusing on interim management,
                                             divestitures, turnaround of troubled
                                             companies, corporate restructuring and
                                             financial advisory services; Trustee of
                                             Churchill Tax-Free Fund of Kentucky,
                                             1993-2007.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS    OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                   FUND AND             PRINCIPAL                                  COMPLEX       (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)           DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------       ----------           -------------------                        ----------    ---------------------
David A. Duffy          Trustee since 1995   Chairman, Rhode Island Convention Center        1        Delta Dental of Rhode Island
North Kingstown, RI                          Authority since 2003; director of
(08/07/39)                                   Citizens Bank of Rhode Island and
                                             Connecticut since 1999; retired Founder,
                                             formerly President, Duffy & Shanley,
                                             Inc., a marketing communications firm,
                                             1973-2003; Transition Chairman for Gov.
                                             Donald Carcieri (R.I.); past National
                                             Chairman, National Conference for
                                             Community and Justice (NCCJ); Past
                                             Chair, Providence College President's
                                             Council; Past Vice Chair, Providence
                                             College Board of Trustees; officer or
                                             director of numerous civic and
                                             non-profit organizations including Rhode
                                             Island Hospital.

James R. Ramsey         Trustee since 2004   President, University of Louisville             2        Community Bank and Trust,
Louisville, KY                               since November 2002; Professor of                        Pikeville, KY and Texas
(11/14/48)                                   Economics, University of Louisville,                     Roadhouse Inc.
                                             1999-present; Kentucky Governor's Senior
                                             Policy Advisor and State Budget
                                             Director, 1999-2002; Vice Chancellor for
                                             Finance and Administration, the
                                             University of North Carolina at Chapel
                                             Hill, 1998 to 1999; previously Vice
                                             President for Finance and Administration
                                             at Western Kentucky University, State
                                             Budget Director for the Commonwealth of
                                             Kentucky, Chief State Economist and
                                             Executive Director for the Office of
                                             Financial Management and Economic
                                             Analysis for the Commonwealth of
                                             Kentucky, Adjunct Professor at the
                                             University of Kentucky, Associate
                                             Professor at Loyola University-New
                                             Orleans and Assistant Professor at
                                             Middle Tennessee State University.

J. William Weeks        Trustee since 1995   Retired; limited partner in real estate         1        None
Palm Beach, FL                               partnerships Alex, Brown & Sons No. 1
(06/22/27)                                   and 2; formerly Senior Vice President or
                                             Vice President of the Aquila Municipal
                                             Bond Funds; and Vice President of the
                                             Distributor.

Laureen L. White        Trustee since 2005   President, Greater Providence Chamber of        1        None
North Kingstown, RI                          Commerce, since 2005, Executive Vice
(11/18/59)                                   President 2004-2005 and Senior Vice
                                             President, 1989-2002; Executive
                                             Counselor to the Governor of Rhode
                                             Island for Policy and Communications,
                                             2003-2004.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS    OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                   FUND AND             PRINCIPAL                                  COMPLEX       (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)           DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------       ----------           -------------------                        ----------    ---------------------

OTHER INDIVIDUALS

TRUSTEES EMERITUS(6)

Lacy B. Herrmann        Founder and          Founder and Chairman of the Board,              N/A      N/A
New York, NY            Chairman Emeritus    Aquila Management Corporation, the
(05/12/29)              since 2005;          sponsoring organization and parent of
                        Chairman of the      the Manager or Administrator and/or
                        Board of Trustees,   Adviser or Sub-Adviser to each fund of
                        1992-2005            the Aquila Group of Funds; Chairman of
                                             the Manager or Administrator and/or
                                             Adviser or Sub-Adviser to each since
                                             2004; Founder and Chairman Emeritus of
                                             each fund in the Aquila Group of Funds;
                                             previously Chairman and a Trustee of
                                             each fund in the Aquila Group of Funds
                                             since its establishment until 2004 or
                                             2005; Director of the Distributor since
                                             1981 and formerly Vice President or
                                             Secretary, 1981-1998; Trustee Emeritus,
                                             Brown University and the Hopkins School;
                                             active in university, school and
                                             charitable organizations.

Vernon R. Alden         Trustee Emeritus     Retired; former director or trustee of          N/A      N/A
Boston, MA              since 2006           various Fortune 500 companies, including
(04/07/23)                                   Colgate-Palmolive and McGraw Hill;
                                             formerly President of Ohio University
                                             and Associate Dean of the Harvard
                                             University Graduate School of Business
                                             Administration; Trustee, Narragansett
                                             Insured Tax-Free Income Fund, 1992-2006
                                             and Tax-Free Trust of Oregon, 1988-2001;
                                             Trustee Emeritus, Tax-Free Trust of
                                             Oregon since 2006; Member of several
                                             Japan-related advisory councils,
                                             including Chairman of the Japan Society
                                             of Boston; trustee of various cultural,
                                             educational and civic organizations.

OFFICERS

Charles E. Childs, III  Executive Vice       Executive Vice President of all funds in        N/A      N/A
New York, NY            President            the Aquila Group of Funds and the
(04/01/57)              since 2003           Manager and the Manager's parent since
                                             2003; Executive Vice President and Chief
                                             Operating Officer of the Manager's
                                             parent since 2008; formerly Senior Vice
                                             President, corporate development, Vice
                                             President, Assistant Vice President and
                                             Associate of the Manager's parent since
                                             1987; Senior Vice President, Vice
                                             President or Assistant Vice President of
                                             the Aquila Money-Market Funds,
                                             1988-2003.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS    OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                   FUND AND             PRINCIPAL                                  COMPLEX       (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)           DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------       ----------           -------------------                        ----------    ---------------------

Stephen J. Caridi       Senior Vice          Vice President since 1998President of           N/A      N/A
New York, NY            President            the Distributor since 1995; Vice
(05/06/61)              since 1998           President, Hawaiian Tax-Free Trust since
                                             1998; Senior Vice President,
                                             Narragansett Insured Tax-Free Income
                                             Fund since 1998, Vice President
                                             1996-1997; Senior Vice President,
                                             Tax-Free Fund of Colorado since 2004;
                                             Vice President, Aquila Rocky Mountain
                                             Equity Fund since 2006.

Robert W. Anderson      Chief Compliance     Chief Compliance Officer of the Fund and        N/A      N/A
New York, NY            Officer since 2004   each of the other funds in the Aquila
(08/23/40)              and Assistant        Group of Funds, the Manager and the
                        Secretary            Distributor since 2004, Compliance
                        since 2000           Officer of the Manager or its
                                             predecessor and current parent
                                             1998-2004; Assistant Secretary of the
                                             Aquila Group of Funds since 2000.


Joseph P. DiMaggio      Chief Financial      Chief Financial Officer of the Aquila           N/A      N/A
New York, NY            Officer since 2003   Group of Funds since 2003 and Treasurer
(11/06/56)              and Treasurer        since 2000.
                        since 2000

Edward M. W. Hines      Secretary            Shareholder of Butzel Long, a                   N/A      N/A
New York, NY            since 1992           professional corporation, counsel to the
(12/16/39)                                   Fund, since 2007; Partner of Hollyer
                                             Brady Barrett & Hines LLP, its
                                             predecessor as counsel, 1989-2007;
                                             Secretary of the Aquila Group of Funds.

John J. Partridge       Assistant Secretary  Founding Partner, Partridge Snow & Hahn         3        None
Providence, RI          - Advisor to the     LLP, a law firm, Providence, Rhode
(05/05/40)              Board since 2005     Island, since 1988, Senior Counsel,
                                             since January 1, 2007; Assistant
                                             Secretary - Advisor to the Board,
                                             Narragansett Insured Tax-Free Income
                                             Fund, since 2005, Trustee 2002-2005;
                                             director or trustee of various
                                             educational, civic and charitable
                                             organizations, including Ocean State
                                             Charities Trust, Memorial Hospital of
                                             Rhode Island, and The Pawtucket
                                             Foundation.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS    OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND       HELD BY TRUSTEE
NAME,                   FUND AND             PRINCIPAL                                  COMPLEX       (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF            OCCUPATION(S)                              OVERSEEN      A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)           DURING PAST 5 YEARS                        BY TRUSTEE    INDICATED OTHERWISE.)
-----------------       ----------           -------------------                        ----------    ---------------------

John M. Herndon         Assistant Secretary  Assistant Secretary of the Aquila Group         N/A      N/A
New York, NY            since 1995           of Funds since 1995 and Vice President
(12/17/39)                                   of the three Aquila Money-Market Funds
                                             since 1990; Vice President of the
                                             Manager or its predecessor and current
                                             parent since 1990.

Lori A. Vindigni        Assistant Treasurer  Assistant Treasurer of the Aquila Group         N/A      N/A
New York, NY            since 2000           of Funds since 2000; Assistant Vice
(11/02/66)                                   President of the Manager or its
                                             predecessor and current parent since
                                             1998; Fund Accountant for the Aquila
                                             Group of Funds, 1995-1998.

----------
(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting WWW.AQUILAFUNDS.COM or the EDGAR Database at the SEC's internet site at WWW.SEC.GOV.

(2) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED JUNE 30, 2008

                        ACTUAL
                      TOTAL RETURN       BEGINNING      ENDING       EXPENSES
                        WITHOUT           ACCOUNT      ACCOUNT     PAID DURING
                     SALES CHARGES(1)      VALUE        VALUE      THE PERIOD(2)
--------------------------------------------------------------------------------
Class A                   0.49%         $1,000.00     $1,004.90       $3.14
--------------------------------------------------------------------------------
Class C                   0.16%         $1,000.00     $1,001.60       $7.37
--------------------------------------------------------------------------------
Class I                   0.51%         $1,000.00     $1,005.10       $3.99
--------------------------------------------------------------------------------
Class Y                   0.57%         $1,000.00     $1,005.70       $2.39
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.63%, 1.48%, 0.80% AND 0.48% FOR THE FUND'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED JUNE 30, 2008

                         HYPOTHETICAL
                          ANNUALIZED     BEGINNING      ENDING       EXPENSES
                            TOTAL         ACCOUNT      ACCOUNT     PAID DURING
                           RETURN          VALUE        VALUE      THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                     5.00%        $1,000.00    $1,021.73       $3.17
--------------------------------------------------------------------------------
Class C                     5.00%        $1,000.00    $1,017.50       $7.42
--------------------------------------------------------------------------------
Class I                     5.00%        $1,000.00    $1,020.89       $4.02
--------------------------------------------------------------------------------
Class Y                     5.00%        $1,000.00    $1,022.48       $2.41
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.63%, 1.48%, 0.80% AND 0.48% FOR THE TRUST'S CLASS A, C, I AND Y SHARES, RESPECTIVELY,
      MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2008 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended June 30, 2008, $5,598,407 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 97.75% of total dividends paid during the fiscal year ended June 30, 2008, were exempt-interest dividends and the balance was ordinary dividend income.

      Prior to January 31, 2008, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2007 CALENDAR YEAR.

      Prior to January 31, 2009, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2008 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

CONSIDERATION OF NEW ADVISORY AND ADMINISTRATION AGREEMENT AND NEW SUB-ADVISORY AGREEMENT IN CONNECTION WITH PROPOSED CHANGES IN OWNERSHIP OF THE PARENT COMPANY OF THE MANAGER

BASIS FOR THE TRUSTEES' APPROVAL OF THE NEW ADVISORY AGREEMENT

      The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Advisory Agreement in November 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Advisory Agreement at a meeting held June 2, 2008.

      In connection with the renewal of the Current Advisory Agreement, the following materials were considered:

      o     Copies of the agreement to be renewed;

      o     A term sheet describing the material terms of the agreement;

      o     The Annual Report of the Fund for the year ended June 30, 2007;

      o A report, prepared by the Manager and provided to the Trustees for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees considered the Current Advisory Agreement separately as well as in conjunction with the Current Sub-Advisory Agreement to determine their combined effects on the Fund.

      In approving the Fund's New Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Advisory Agreement included the following:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER

      The Manager has provided all administrative services to the Fund. The Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Fund's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio.

      The Board considered that the Manager had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

      The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE MANAGER

      The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Board considered these results to be consistent with the purposes of the Fund. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

      The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND

      The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager of its services to the Fund.

      The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the profitability to the Manager did not argue against approval of the fees to be paid under the New Advisory Agreement. The Board noted that the Manager was currently waiving a portion of its fees and had been since the Fund's inception. Additionally, it was noted that the Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period July 1, 2007 through June 30, 2008 so that total Fund expenses would not exceed 0.85% for Class A Shares, 1.70% for Class C Shares, 1.02% for Class I Shares and 0.70% for Class Y Shares. The Manager had indicated that it intended to continue waiving fees as necessary in order that the Fund would remain competitive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS

      Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Advisory Agreement should be renewed without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND

      The Board observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds or other investment funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

      In connection with approval of the New Advisory Agreement and recommendation that the shareholders of the Fund approve that agreement, the Trustees noted that that agreement is substantially the same as the Current Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Advisory Agreement, apply to the New Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Advisory Agreement with the New Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

      o    Representations by representatives of AMC and the Manager that the

            o Proposed change of control was not expected to result in a change in the personnel or operations of the Manager or Sub-Adviser; and

            o     Investment   approach   or  style  of  the   Manager  and  the
                  Sub-Adviser with respect to the Fund, or the services provided by them to the Fund, would not change.

      o    The fact that the

            o     Transaction will not result in

                        Any change to the advisory fees paid by the Fund or the Fund's total expense ratio; and

                        A change in the costs of the services to be provided by the Manager.

            o Fund has operated in compliance with its investment objective and restrictions.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Advisory Agreement for an initial one-year term.

CONSIDERATION OF NEW SUB-ADVISORY AGREEMENT IN CONNECTION WITH TERMINATION OF CURRENT ADVISORY AND ADMINISTRATION AGREEMENT IN CONNECTION WITH PROPOSED CHANGES IN OWNERSHIP OF THE PARENT COMPANY OF THE MANAGER

BASIS FOR THE TRUSTEES' APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

      The Board of Trustees and the independent Trustees approved the renewal until December 31, 2008 of the Current Sub-Advisory Agreement in November, 2007 at a meeting called and held for that purpose at which a majority of the independent Trustees were present in person. They additionally approved the New Sub-Advisory Agreement at a meeting held June 2, 2008.

      In connection with the renewal of the Current Sub-Advisory Agreement, the following materials were considered:

      o     Copies of the agreement to be renewed;

      o     A term sheet describing the material terms of the agreement;

      o     The Annual Report of the Fund for the year ended June 30, 2007;

      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees' review, containing data about the performance of the Fund, data about its fees, expenses and purchases and redemptions of capital stock together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Sub-Adviser; and

      o Quarterly materials reviewed at prior meetings on the Fund's performance, operations, portfolio and compliance.

      The Trustees considered the Current Sub-Advisory Agreement separately as well as in conjunction with Current Advisory Agreement to determine their combined effects on the Fund. In approving the Fund's New Sub-Advisory Agreement, the Trustees considered the information provided and the conclusions reached in connection with the Annual Review. In addition, they considered such new information as they believed appropriate, including more up-to-date performance and expense information. In approving the New Sub-Advisory Agreement, the Trustees considered the information provided and the factors considered in connection with the Annual Review as well as such new information (for example, information about the Transaction) as they considered appropriate. In considering the New Sub-Advisory Agreement, the Trustees did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their review of the New Sub-Advisory Agreement included the following:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE SUB-ADVISER

      The Manager has arranged for the Sub-Adviser to provide local management of the Fund's portfolio. The Trustees noted that the Sub-Adviser employs Mr. Salvatore C. DiSanto and Mr. Jeffrey K. Hanna as co-portfolio managers for the Fund and had provided facilities for credit analysis of the Fund's portfolio securities. Messrs. DiSanto and Hanna, based in Providence, Rhode Island have provided local information regarding specific holdings in the Fund's portfolio. The portfolio managers have also been available to and have met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Fund's portfolio, with which to assess the Fund as an investment vehicle for residents of Rhode Island in light of prevailing interest rates and local economic conditions. In addition, one or both of them have been present at all regular meetings of the Board and Shareholders.

      The Board considered that the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Fund, given that its purpose is to provide shareholders with as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Rhode Island state-specific municipal bond funds, the portfolio of the Fund was of higher quality, was the only fund in the state with 100% of its portfolio instruments insured or pre-refunded, and contained no securities subject to the alternative minimum tax.

      The Board concluded that a commendable quality of services was provided and that the Fund would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the New Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

      The Board reviewed each aspect of the Fund's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the three competitive Rhode Island funds, the Fund's average annual total return outperformed that of all of its peers for one, five and ten-year periods. The Fund considers its local competitors to be Rhode Island oriented funds that invest chiefly in high-quality Rhode Island municipal obligations.

      The Board concluded that the performance of the Fund was excellent in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the New Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY SUB-ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND

      The information provided in connection with renewal contained expense data for the Fund and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Sub-Adviser of its services to the Fund.

      The Board compared the expense and fee data with respect to the Fund to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Fund and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide, being less than the national average, and by the Fund's local competitors.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Fund, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the profitability to the Sub-Adviser did not argue against approval of the fees to be paid under the New Sub-Advisory Agreement. The Board noted that the Sub-Adviser was currently waiving a portion of its fees and had been since the Fund's inception.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS

      Data provided to the Trustees showed that the Fund's average net asset size had been generally increasing in recent years. The Trustees also noted that the materials indicated that the Fund's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the New Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE SUB-ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUND

      The Board observed that, as is generally true of most fund complexes, the Sub-Adviser and its affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for Sub-Adviser and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

      In connection with approval of the New Sub-Advisory Agreement and recommendation that the shareholders of the Fund approve it, the Trustees noted that that agreement is substantially the same as the Current Sub-Advisory Agreement except for its starting date and accordingly the materials considered in connection with the Annual Review, and the reasons for renewing the Current Sub-Advisory Agreement, apply to the New Sub-Advisory Agreement as well. In addition, as noted above, in addressing the desirability of replacing the Current Sub-Advisory Agreement with the New Sub-Advisory Agreement, the Trustees considered a wide range of information relevant to the ongoing and future continuity of management of the Fund, including:

      o     Representations by representatives of the Sub-Adviser that the

            o Proposed change of control of the Manager was not expected to result in a change in the personnel or operations of the Sub-Adviser; and

            o Investment approach or style of the Sub-Adviser with respect to the Fund, or the services provided by it to the Fund, would not change.

      o     The fact that the

            o     Transaction will not result in

                        Any change to the advisory fees paid by the Fund or the Fund's total expense ratio; and

                        A change in the costs of the services to be provided by the Sub-Adviser.

      o The fact that the Fund has operated in compliance with its investment objective and restrictions.

      Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved and recommended that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement for an initial one-year term.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                    NARRAGANSETT INSURED TAX-FREE INCOME FUND

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, investment adviser or sub-adviser, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  CITIZENS INVESTMENT ADVISORS,
  A DEPARTMENT OF RBS CITIZENS, N. A.
  One Citizens Plaza
  Providence, Rhode Island 02903

BOARD OF TRUSTEES
  William J. Nightingale, Chair
  David A. Duffy
  Diana P. Herrmann
  James R. Ramsey
  J. William Weeks
  Laureen L. White

OFFICERS
  Diana P. Herrmann, President
  Stephen J. Caridi, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PNC Global Investment Servicing
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMORGAN CHASE BANK, N.A.
  1111 Polaris Parkway
  Columbus, Ohio  43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of June 30, 2008 (the end of the reporting period) the Fund has adopted a code of ethics that applies to the Fund's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Fund's Code of Ethics that applies to the Fund's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Fund's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Fund's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various areas, including the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties under the Charter.


ITEM 4.	PRINCIPAL ACCOUNTING FEES AND SERVICES.


a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $16,000 in 2007 and $14,000 in 2008.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,000 in 2007 and 2008, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NARRAGANSETT INSURED TAX-FREE INCOME FUND


By:  /s/  Diana P. Herrmann
-----------------------------------
President and Trustee
September 8, 2008


By:  /s/  Joseph P. DiMaggio
-------------------------------------
Chief Financial Officer and Treasurer
september 8, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
-----------------------------------
Diana P. Herrmann
President and Trustee
September 8, 2008



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 8, 2008



NARRAGANSETT INSURED TAX-FREE INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.